Exhibit 10.1

RELEASE OF SECURITY INTEREST IN INTELLECTUAL PROPERTY

THIS RELEASE OF SECURITY INTEREST IN INTELLECTUAL PROPERTY (this “Release”) is made as of the 5th day of February, 2016, by SWK FUNDING LLC, a Delaware limited liability company (“Assignor”) in favor of TRIBUTE PHARMACEUTICALS CANADA, INC., TRIBUTE PHARMACEUTICALS US INC., and TRIBUTE PHARMACEUTICALS INTERNATIONAL, INC. (collectively, “Assignee”), and.

WHEREAS, pursuant to the terms and conditions of that certain Security Agreement dated as of August 8, 2013 by and between Assignee and Assignor (as the same may have been amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”; capitalized terms used herein without definition shall have the meanings set forth in the Security Agreement), Assignee granted, and/or reaffirmed its prior grant, pursuant to the loan agreement, to Assignor, for its benefit and the benefit of the Lenders, among other things, a continuing security interest in Assignee’s entire right, title and interest in and to any and all patents and trademarks located in the United States owned by Assignee including, but not limited to, those patents and trademarks listed on Exhibit A attached hereto (the “Released Intellectual Property”); and

WHEREAS, Assignor has agreed to release its security interest in the Released Intellectual Property.

NOW, THEREFORE, for valuable consideration and pursuant to the terms and conditions set forth in the Agreements:

Assignor hereby terminates and releases its security interest in the Released Intellectual Property, and Assignor hereby assigns and transfers to Assignee, without any representation, warranty, or recourse whatsoever, Assignor’s entire right, title, and interest in and to the Released Intellectual Property, effective as of the date set forth above.

Assignor hereby agrees to execute such further instruments and documents and perform such further acts as Assignee may deem necessary to secure to Assignee the rights herein conveyed.

ASSIGNOR:

SWK FUNDING LLC, a limited liability company, as Agent

By: SWK Holdings Corporation, its sole Manager

By:	/s/ Winston Black
Name: Winston Black
Title: CEO

EXHIBIT A

Released Intellectual Property

Patents

Description	Application Number	Registration Number	Notes on Ownership
Treatment of Cystitis Like Systoms with Chondroitin Sulfate Following Administration of a Challenge Solution		6,083,933 (07/04/2000)	Owner TRIBUTE PHARMACEUTICALS CANADA, INC. Security Interest SWK FUNDING LLC Reel/Frame: 030988/0171 Recorded: 08/08/2013
Cystitis Treatment with High Dose Chondroitin Sulfate		7,772,210 (08/10/2010)	Owner TRIBUTE PHARMACEUTICALS CANADA, INC. Security Interest SWK FUNDING LLC Reel/Frame: 030988/0171 Recorded: 08/08/2013
Systitis Treatment with High Dose Chondroitin Sulfate		8,084,441 (12/27/2011)	Owner TRIBUTE PHARMACEUTICALS CANADA, INC. Security Interest SWK FUNDING LLC Reel/Frame: 030988/0171 Recorded: 08/08/2013
Systitis Treatment with High Dose Chondroitin Sulfate		8,334,276 (12/18/2012)	Owner TRIBUTE PHARMACEUTICALS CANADA, INC. Security Interest SWK FUNDING LLC Reel/Frame: 030988/0171 Recorded: 08/08/2013
Systitis Treatment with High Dose Chondroitin Sulfate		8,778,908 (07/15/2014)
Owner
TRIBUTE PHARMACEUTICALS CANADA, INC.
First Security Interest
SWK FUNDING LLC
Reel/Frame: 030988/0171
Recorded: 08/08/2013
Second Security Interest
SWK FUNDING LLC
Reel/Frame: 034102/0715
Recorded: 11/04/2014

Methods of Use of Fenofibric Acid		7,569,612 (08/04/2009)	Owner TRIBUTE PHARMACEUTICALS INTERNATIONAL, INC.
Methods of Use of Fenofibric Acid		7,741,373 (06/22/2010)	Owner TRIBUTE PHARMACEUTICALS INTERNATIONAL, INC.
Methods of Use of Fenofibric Acid		7,741,374 (06/22/2010)	Owner TRIBUTE PHARMACEUTICALS INTERNATIONAL, INC.
Methods of Use of Fenofibric Acid		7,915,247 (03/29/2011)	Owner TRIBUTE PHARMACEUTICALS INTERNATIONAL, INC.

Trademarks

Description	Serial Number	Registration Number	Notes on Ownership
TRIBUTE PHARMACEUTICALS	86/006,574 (07/10/2013)
Owner
TRIBUTE PHARMACEUTICALS CANADA, INC.
First Security Interest
SWK FUNDING LLC
Reel/Frame: 5087/0877
Recorded: 08/08/2013
Second Security Interest
SWK FUNDING LLC
Reel/Frame: 5092/0624 Recorded: 08/16/2013

Third Security Interest
SWK FUNDING LLC
Reel/Frame: 5394/0163 Recorded: 11/04/2014

TRIBUTE PHARMACEUTICALS	86/006,569 (07/10/2013)
Owner
TRIBUTE PHARMACEUTICALS CANADA, INC.
First Security Interest
SWK FUNDING LLC
Reel/Frame: 5087/0877
Recorded: 08/08/2013
Second Security Interest
SWK FUNDING LLC
Reel/Frame: 5092/0624 Recorded: 08/16/2013

Third Security Interest
SWK FUNDING LLC
Reel/Frame: 5394/0163 Recorded: 11/04/2014

FIBRICOR		3,729,598 (12/22/2009)	Owner TRIBUTE PHARMACEUTICALS INTERNATIONAL, INC.
URACYST		2,677,199 (01/21/2003)
Owner
TRIBUTE PHARMACEUTICALS CANADA, INC.
First Security Interest
SWK FUNDING LLC
Reel/Frame: 5087/0877
Recorded: 08/08/2013
Second Security Interest
SWK FUNDING LLC
Reel/Frame: 5092/0624 Recorded: 08/16/2013